NET EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2024
NET EARNINGS PER SHARE
NET EARNINGS PER SHARE
NOTE 25:-    NET EARNINGS PER SHARE

a.	Details of the number of shares and net loss used in the computation of net earnings per share:

	Year ended December 31,
	2024		2023
	Weighted average number of shares	Net loss	Weighted average\ number of shares	Net loss
	In thousands		In thousands

For the computation of basic net earnings	16,391	(28,095)	16,269	(7,056)
Effect of dilution - share options	-	-	26	(1,801)

For the computation of diluted net earnings	16,391	(28,095)	16,295	(8,857)

b.
To compute diluted net earnings per share, the following options (dilutive potential Ordinary shares), have not been taken into account since their conversion has an anti-dilutive effect: 1,636,546 (2023 – 1,453,824) options to employees under share-based payment plans and options to investors and others.